UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-22335)

Evermore Funds Trust
(Exact name of registrant as specified in charter)

89 Summit Avenue
Summit, New Jersey 07901
(Address of principal executive offices) (Zip code)

Eric LeGoff
89 Summit Ave, 3rd Floor
Summit, New Jersey 07901
(Name and address of agent for service)

(866) 383-7667
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  January 1, 2020 through December 31, 2020

Item 1. Reports to Stockholders.

(a)  [Insert full text of semi-annual or annual report here]

Evermore Global Value Fund
Annual Report  •  December 31, 2020

Table of Contents

Shareholder Letter & Management Discussion of Fund Performance (Unaudited)	1

Performance Information (Unaudited)	10

Sector Allocation (Unaudited)	11

Expense Example (Unaudited)	12

Schedule of Investments	13

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Financial Highlights	20

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	33

Annual Review of Liquidity Risk Management Program (Unaudited)	34

Approval of Investment Advisory Agreement (Unaudited)	35

Trustees and Executive Officers (Unaudited)	36

Additional Information (Unaudited)	38

Privacy Notice (Unaudited)	39

Evermore Global Value Fund

Elements of Our Investment Approach

At Evermore Global Advisors, we seek to leverage our deep operating and investing experience, and extensive global relationships to identify and invest in special situations – companies around the world that have compelling valuations and are undergoing strategic changes which we believe will unlock value.

Seeking to Generate Value . . .

•
Catalyst-Driven Investing.  We do more than simply pick undervalued stocks and hope for their prices to rise.  We invest in companies where we have determined a series of catalysts exist to unlock value.  The catalysts we look for are not broadly recognized, but they are likely to have a significant impact on a stock’s performance over time.  Catalysts may include management changes, shareholder activism, and operational and financial restructurings (e.g., cost-cutting, asset sales, breakups, spinoffs, mergers, acquisitions, liquidations, share buybacks, recapitalizations, etc.).

Supporting Our Active Value Orientation . . .

•
Original Fact-Based Research.  We conduct our own, original fact-based research to validate management’s stated objectives and identify catalysts to unlock value.  We also perform detailed business segment analysis on each company we research.

•
Business Operating Experience.  Our senior team has hands-on business operating experience; including starting and managing businesses, sitting on company boards, and assisting management of multi-national corporations restructure their businesses.  We rely on this experience to better evaluate investment opportunities.

•
A Global Network of Strategic Relationships.  Over the past 25+ years, members of our investment team have developed extensive global networks of strategic relationships, including individuals and families that control businesses, corporate board members, corporate management, regional brokerage firms, press contacts, etc.  We leverage these relationships to help generate ideas and better evaluate investment opportunities.

•
We Invest Like Owners.  When we are interested in an investment opportunity, we get to know the management team of the company, study the company’s business model, evaluate the competitive and regulatory environment, and test and crosscheck everything the management team tells us against our own experience.  We ask ourselves if we would want to own the entire company.  If the answer is No, we will not invest in the company.

•
Not Activists, Often Collaborators.  We almost always take the approach of collaborative engagement with management, rather than taking an aggressive activist stance.  On limited occasions, when we are not satisfied with the efforts of the incumbent company leadership, we may work with other shareholders to help facilitate change.

Executing Our Approach . . .

•
Concentration Maintains Focus.  Focused and disciplined investing means knowing our businesses intimately and staying patient as the process of value creation unfolds.  We maintain focus by typically investing in 30 to 40 names with a high percentage of investments in our top 10 holdings.

•
Investing Across the Capital Structure.  We evaluate all components of a company’s capital structure to determine where the best risk-adjusted return potential exists.  At times, we may invest in multiple parts of a company’s capital structure (e.g., investing in both a company’s debt and equity).

•
Targeting Complex Investment Opportunities.  We often research family-controlled holding companies or conglomerates that are often under-researched and/or misunderstood, which can create gaps between price and value.

•
Merger Arbitrage and Distressed Companies.  We may take advantage of announced merger and acquisition deals where an attractive spread (difference) exists between the market price and the announced deal price for the target company.  We also look for opportunities in distressed companies that have filed or may file for bankruptcy, distressed companies involved in reorganizations or financial restructurings, and distressed companies that emerged from bankruptcy or reorganization.

• Tactically Managing Cash Levels. We are not afraid to hold significant cash positions when it makes sense for the Fund.

Evermore Global Value Fund

A Letter from the Portfolio Manager

“Europe has shown it is able to break new ground in a special situation. Exceptional situations require exceptional measures.”– Angela Merkel, Chancellor of Germany on passing the largest European Union stimulus package in history

David Marcus
Portfolio Manager

Dear Shareholder:

Before I get started with my review of 2020, I would like to wish you all the best for a happy, safe, healthy, and prosperous New Year.  We have all experienced one of the most challenging periods of our lives and I am certain you will join me in looking forward to 2021 bringing improved health and financial security to all, but especially to those individuals who are most vulnerable.

2020 – what a year!  As the year kicked off, we saw sheer panic from all the unknowns about the COVID-19 virus and its ultimate impact.  This created substantial volatility in the global markets.  By March, we were routinely seeing days when the U.S. and international indices were down anywhere from 3%, 5%, even 10% or more. And then, the stimulus started.  I recently saw a report that indicated a historic $20 trillion of total quantitative easing was unleashed by global central banks in 2020, which pushed interest rates lower and injected record levels of liquidity into the markets.  This unprecedented policy easing stabilized financial markets and brought the most accommodative financial conditions on record, which drove the rapid, but inconsistent, global recovery in the second half of 2020.

The Work-From-Home stocks became all the rage.  Value investors gave clipped cheers as they thought value was back ... then value was not back ... then it was back again.  The era of the Robinhood accounts (zero commission stocks and options trading) was born and grew up rapidly.  It has continued largely unabated into 2021.  By the end of the year, with a vaccine in distribution, suddenly investors cared little about things like valuations. They just wanted to push their capital to where they saw growth or the potential for growth.  We saw an unexpected revaluation of all kinds of companies in the travel/hospitality/sports sectors.

In effect, the world changed in 2020, and especially the investment world.  Although it was a tough year for the Evermore Global Value Fund (the “Fund”), finishing down single digits for the year was a long way forward from the extreme drawdown we experienced in the first quarter and into April.

So, how did our investment team react to this unprecedented situation?  First, we sat down, rolled up our sleeves, and revisited every security in our portfolio line by line.  Our goal was to try to determine if this global storm was going to merely delay our investment thesis for each of our holdings or completely change it so that the investment no longer made sense.  We concluded that this massive upheaval in the markets would likely have a positive impact on some of our names, a negative impact on our commodity-driven names, and a minimal impact to the rest.  After a thorough review and analysis, we moved pretty quickly to either exit or reduce our exposure to those holdings we thought would experience a significant negative impact.

I am proud of the extensive work we did reappraising all of our investments, which we continued to periodically do throughout the course of 2020.  The end result was that we exited 17 positions and added 10 new positions during the year.

As we did this, the complexion of the portfolio evolved.  Specifically, we reduced our maritime exposure, and we exited a variety of commodity-driven businesses, and those that had exposure to the consumer.  On the new position side, many of them had qualities that we, as value investors, desire so much – paying a value price and getting a high-quality business with compelling growth prospects, and significant catalysts underway or on the horizon.

Our top equity holdings today, including Modern Times Group, Atlantic Sapphire, Nordic Entertainment Group and MagnaChip, all fit this bill of Value, Growth, high quality business and catalysts. They were among our best performers for the year and we continue to have high expectations for them going forward.  For more on the top contributors to and detractors from Fund performance in 2020, please see Management’s Discussion of Fund Performance, which follows this letter.

Our Views on Brexit

One of the questions I get all the time from our investors is, “what ultimately happened with Brexit last year?”  Here is the bottom line – Brexit has hurt and will continue to hurt the United Kingdom (“UK”) more than the European Union (“EU”).  The Christmas Eve agreement they reached leaves many questions unanswered and sets the stage for continued UK - EU negotiations.  However, after 4.5 years of uncertainty, there was absolutely relief in the market that the two sides were able to strike a last-minute deal that at least allows for tariff- and quota-free trade in manufactured goods.  In my opinion, this was extremely important and may likely outweigh the potential short-term disruptions from remaining question marks.  But, make no mistake, Brexit has changed the lives of the UK people.  For example, just last week, Mastercard and other credit card companies announced that they will impose a new 1.5% charge on the total transaction value for every online credit card payment from the UK to the EU.  This goes up from 0.3% at the moment, and for debit card payments, the fee will jump from 0.2% to 1.15%.  The bottom line is that fees are going up substantially.

The competitive sports sector will also be severely impacted by Brexit.  We all know how big soccer is in Europe.  The many Football Clubs, as they call soccer in Europe, will now face a wave of new rules that will inconvenience them.  Travel between the UK and EU countries will have a lot more friction, and the rules around the trading and hiring of players and managers have already changed dramatically and with real consequences.

It is early in the transition, but I expect we will see a lot of issues continue to surface in the coming months. However, out of problems often come investment opportunities.  We only have one investment in the UK right now, but it is not inconceivable that we find more in the months and years ahead.

Stimulus – a Powerful Catalyst for Value Creation

The pandemic has brought an unprecedented level of central bank action in attempt to limit the economic impact to businesses and citizens around the globe.  The European response has been especially noteworthy.

At its December 10th meeting, the European Central Bank (“ECB”) implied they would do whatever it takes to ensure very favorable financing conditions for households, companies, and sovereigns.  This sounded a lot like the Mario Draghi statements after the European Financial crisis, and we believe those statements today just as much as we did then.

Last year, we talked at length about the EU/EC stimulus package, and we wrote a white paper about it.  Today, the stimulus plan has passed several hurdles and looks to be much closer to being applied.  This will be a panacea for many people, companies, and countries.

We believe that medical progress, coupled with record support from monetary and fiscal policy, is setting the stage for a rapid rebound in global and European economic activity starting this Spring.  Fueled partly by pent-up demand for consumer services, we are of the mindset that growth rates could surprise to the upside once lockdowns are eased.

COVID-19 really was the moment that the EU began to finally work together.  They have done a lot of planning and put a comprehensive stimulus program together, including something similar to the U.S. Paycheck Protection Program, initiatives for buildings to become “greener,” the digitalization of their economies, and new health initiatives that will focus on disease prevention, crisis preparedness, and stockpiling medicines.  When the stimulus is finally deployed, we believe that it will lift many, many boats.

The Potential Impact of COVID-19 Vaccinations

As 2020 wrapped up, we saw the deployment of two COVID-19 vaccines get underway.  This was truly a remarkable medical achievement.  While historically it has generally taken 10+ years to develop an effective vaccine, Moderna, along with several of their peers, designed one in weeks after getting the DNA of the virus.  This is just amazing, and, according to the medical reports we have read, we do believe that life could improve notably by the end of this year.  Our view is that the gradual reduction of COVID-19 cases, hospitalizations and deaths should significantly boost economic activity in virus-sensitive and restricted businesses and households.  Although logistical issues still exist with the manufacturing, deployment, and provision of the vaccines, based on the speed of the rollout we have seen in places like Israel, we believe these issues are surmountable.

Risks and Opportunities

Generally, the primary downside risk we are watching is whether the new mutations of the coronavirus offset vaccination progress or fail to reverse the spread of COVID-19 before a third wave hits.

The second major risk that concerns us is surprise inflation.  A recent report we read showed that a surprise inflation surge could force central banks to tighten early, although their forecasts said this is highly unlikely for 2021 or even 2022.  However, some prominent economists believe that an additional U.S. stimulus package that is too big could cause inflation in the nearer term.

Finally, we have concerns about political instability in Europe and Asia. Angela Merkel’s term ends in September, and there is no clear indication yet of her successor in Germany, while aspects of geopolitics like the goings on in China, Russia, Iran, Turkey, and North Korea also merit some attention.

If virus mutations, inflation, and/or political instability occur, getting back to some form of normal regarding social life and broad economic activity could be delayed and a real recovery may not begin for at least another year.

On the flip side, we see real possibilities that 2021 could turn into an exceptionally good year for the global economy, and especially our favorite investment environment, Europe.  As many of you are aware, I have been positive about Europe for years, but today I am unusually positive for several reasons.  First, I am optimistic that the pandemic will become less of a drag on the global economy as the provision of vaccinations continues to grow at a fast pace and we get past the summer.  Second, I believe export-oriented Europe stands to benefit from calmer foreign trade policies.  Third, now that Brexit has been semi-sorted-out, the end of uncertainty could unlock some real investment into European supply chains.  Clear rules are a good thing.  Fourth, I believe the €750 billion EU recovery fund is a big step forward despite some short-term wrangling.  Businesses involved in the digitalization of the continent, or those that will benefit from their Green Deal, should thrive with an influx of investment coming their way.  In addition, the stimulus should delay a wave of bankruptcies beyond what France and Germany have already done with respect to allowing businesses to postpone bankruptcy filings.  And, even if some businesses stumble and have to file for bankruptcy protection, it is likely that there will initially be more small businesses, rather than medium- and large-sized businesses, that will go through reorganization.  All of this combined makes me feel like Europe is sitting on a coiled spring.

We believe there is incredible pent-up demand, the sort we would expect to see coming out of a major recession or wartime.  We are seeing evidence of consumer resilience, increased savings rates, and demand to use it.  For European businesses, we believe we are in the “sweet spot,” where valuations are generally lower than the rest of the developed world, and there could be several years of robust growth ahead.  In our opinion, Europe is finally ahead of the game.  Their plans are thoughtful and well laid out.  Even pre-pandemic, Europe was already a market that was ripe with undiscovered special situations (e.g., growing activism, M&A, breakups and spinoffs, restructurings, etc.).  We believe that these tailwinds are now going to be amplified by the catalysts mentioned above, and that the future is bright again.

Year-End Portfolio Highlights

The Fund ended the year with approximately $281 million in net assets and 35 issuer positions, with the top 10 Fund positions representing 55% of its total net assets.  As of year-end, 66.2% of the Fund’s net assets were in micro- and small- capitalization (up to $2 billion) companies; 16.9% were in mid-capitalization (between $2 billion and $10 billion) companies; and 14.6% were in large-capitalization (> $10 billion) companies.  Set forth below please find the following geographic and strategy classification breakdowns (shown as a % of Fund net assets) as of year-end.

Region Exposure	Strategy Classification

Country Exposure

Throughout the course of 2020, the Fund initiated 10 new positions and exited 17 portfolio positions.  Below is a discussion of several of the Fund’s investments we initiated in 2020.

Aker BioMarine AS (AKBM NO)

We initiated our position in Aker BioMarine AS (“ABM”) during the second quarter.  Based in Norway, ABM had been wholly owned by Aker ASA prior to its initial public offering (“IPO”) in late June, whereby approximately 20% of the company was listed on the Norwegian Merkur exchange.  The Fund participated in this IPO, which we believe was completed at a compelling valuation given the company’s clear market leadership, strong management, and long runway of demand growth for its high-margin products.

Krill are paperclip-sized crustaceans that sit squarely at the bottom of the food chain.  While they can be found in all the world’s oceans, they gather in massive swarms in Antarctic waters, which is the only economically viable area for krill fishing.  Krill oil and krill meal have long served a role in aquaculture feed, but in recent years have become “superfoods” of sorts for the unique forms of omega-3 fatty acids they contain, and their association with heart, joint, and brain health.  For instance, whereas the fatty acids (DHA and EPA) in fish oil are in triglyceride form, the same fatty acids in krill oil are found in the form of phospholipids, which is widely believed to help increase their absorption and effectiveness.  Further benefits unique to krill oil include: (1) the antioxidant astaxanthin, which has been shown to have anti-inflammatory properties; (2) choline, which supports proper cell structure and promotes cardiovascular, liver, and cognitive health; and (3) an ability to reduce “bad” cholesterol (LDL) levels among users.

ABM has three krill harvesting vessels and captures approximately 70% of the world’s krill catch, whereas the remaining 30% is shared among 13 vessels from all the other operators.  This clear scale advantage is actually not due to vessel size, but around know-how and ABM’s unique processing technologies aboard its ships that allow for the removal of significant water weight from the harvest (ABM holds 76 industry patents).  The result is an operation with unmatched cost and carbon footprint efficiencies.  The $200+ million combined price tag for each of a harvest and support vessel appears to us as cost prohibitive for a total market this modest in size.  And as a result, we do not expect fights over market share, and that price competition will stay muted for the foreseeable future.

Once harvested, ABM converts its krill into feed additives as well as krill oil, the latter through its Houston, TX processing plant which produces fully 80% of the world’s krill oil.  Already with significant control over the raw material, ABM moved to vertically integrate with its 2019 acquisition of Lang Pharma Nutrition.  With Lang, ABM brought in-house a full service, mass market private label and corporate brand manufacturer for dietary supplement and pharma nutrition products.  Founded in 1984 and based in Rhode Island, Lang has built strong relationships with retailers such as Walmart, Target, CVS, Walgreens, Sam’s Club, and Costco.  The end result is margin stability: retailers purchase branded krill oil under contracted pricing and terms from the firm that has long helped to manage the broader—and very profitable— vitamin and supplement category for them.  And on the cost side, some 65-70% of the company’s costs are fixed (and with a hedging program in place for a portion of its expected fuel consumption).  As a firm with considerable experience investing in aquaculture, we at Evermore find this type of stability to be extremely unique within the industry.

Pro-forma for the IPO, the company had a quarter-end enterprise value of 12 billion Norwegian Krone (NOK).  Looking out to 2024, we believe the company can generate north of NOK 2 billion in earnings before interest, taxes, depreciation and amortization (“EBITDA”), which includes zero EBITDA contribution for the valuable brands it is building – Kori krill oil and QPAWS dog food.  It also excludes any contribution from its for-human-consumption protein business which shows significant promise.  We believe the combination of its leading market share and margins, backdrop of significant growth, strong and ESG-aligned management team, and real optionality around investments in new ventures over the medium term, creates a situation that will reward shareholders for years to come.

Cadeler A/S (CADLR NO)

The Fund initiated its position in Cadeler during the fourth quarter.  Cadeler is a $330 million market cap operator of offshore wind farm transportation and an installation contractor. The company also provides wind farm maintenance, construction, decommissioning, and other tasks within the offshore wind industry.  Over the past few months, we have spent a lot of time with management during the pre-IPO phase to share our constructive thoughts around the IPO pricing, valuation approach and our views about the players in this industry.

Headquartered in Denmark, Cadeler is one of the few pure play offshore wind installation vessel operators with a fleet of two installation vessels currently on the water and one modern newbuild.  Since 2010, the company has installed over 280 wind turbines and 400 foundations, making it the largest preeminent offshore wind installation company with over 50% global market share.  Founded in 2008, Cadeler was 100% acquired in 2010 by the Swire Pacific Group, a Hong Kong-listed holding company and was formerly named Swire Blue Ocean.  As a result of liquidity needs by Swire Pacific Group (to address financial issues in its underlying companies), Cadeler was publicly listed this past November on the Oslo Bors.  Swire Pacific now owns 47% and a new strategic partner, BW Group, came in as a cornerstone investor on the IPO at the same terms.  The BW Group is a well-regarded maritime and green-related holding company managed by the long-term oriented value creator, Andreas Sohmen-Pao.

With wind turbines getting larger and the European Union’s strong stance on the renewables and green initiatives (see Evermore’s recent white paper regarding the EU/EC stimulus plans), we believe that the need for bigger wind turbine capacity will grow substantially over the next 5 to 10 years.  The majority of offshore wind farms being installed today have turbines of 8-to-10-megawatt capacity with the next generation turbines from Vestas and Siemens increasing to 10-to-12-megawatt capacity.  By 2030, it is likely that turbines will need to be substantially larger, at 20 megawatts or more, in order to meet the EU requirements for carbon footprint reduction.  Offshore wind capacity is expected to increase by a factor of 6 times by 2030.

Given the limited supply of modern vessels to handle such increased capacity, Cadeler is extremely well positioned to be the beneficiary of this global structural shift to green initiatives.  At the IPO price of NOK 23.50 per share, we initiated our position in Cadeler at below 4x our estimate of 2021 EBITDA.  The company has already secured over $330 million in backlog for the next five years with good visibility for the next two years.

Eos Energy Enterprises, Inc. (EOSE US)

The Fund initiated its position in Eos Energy Enterprises, Inc. (“Eos”) during the fourth quarter.  Eos is a $1.2 billion market capitalization (on a fully diluted share count basis) designer and manufacturer of stationary, large-scale, and modular zinc-based battery systems sold to electric utilities, power producers, and industrial energy end users.  Its batteries are predominantly used to store renewable power generated during low demand “off-peak” hours, and discharge at times of higher demand and/or elevated spot electricity prices.  Secondarily, in areas with unreliable grids or grids that are prone to rolling brownouts (as California has been experiencing), Eos solutions can provide uninterrupted backup power supply for industrial customers.  Based in Edison, New Jersey, the company came to market in November 2020 via its merger into a special purpose acquisition company (or “SPAC”), B. Riley Principal Merger Corp. II (old ticker: BMRG US), in a deal that left Eos with approximately $130 million of net cash.

Until now, the small installed base of grid storage battery capacity in the U.S. has utilized lithium-ion batteries, with technology largely piggybacking off developments made for electric vehicle applications.  But given the risks of fire in high temperature climates among other drawbacks (including supply chain fragility/complexity, and difficulty in end-of-life battery recyclability), lithium-ion has proven to be technologically challenging for grid storage applications, keeping a lid on the pace of deployments.  Zinc-based chemistry on the other hand, like that found in the Eos Aurora solution, can operate in much wider temperature ranges than lithium-ion, with no practical risk of fire.  Eos also offers a fully domestic supply chain, better recyclability, and a slower discharge rate.  As a result, despite lithium-ion’s clear advantages in certain important metrics like density and round-trip-efficiency, its specific drawbacks mean that in a number of applications (or regions) Eos’ offerings ultimately yield a lower total cost of ownership to its customers.

Eos has a solid first-to-commercialize advantage within its zinc chemistry niche.  We expect this, along with an extremely efficient “build as we need it” approach to manufacturing capacity, has potential to translate to a leading market share within a rapidly growing field.  Global energy consultancy, Wood Mackenzie, for instance, projects 31% annual growth in deployed battery storage systems over the next decade, reaching 740 GWh installed capacity globally by 2030.  While the company is in the very early stages of its revenue ramp, its sales pipeline and backlog are growing steadily.  With over 130 active engagements on potential projects, Eos has disclosed that at the end of 2020 it had an opportunity pipeline of over $3 billion.  At the time of its merger into the SPAC, Eos projected it would generate $50 million and $269 million in revenue for 2021 and 2022, respectively.  We believe the company will comfortably exceed these levels given the pace of revenue conversion and pipeline growth it has experienced since the completion of the merger.  Grid storage batteries are sold with multi-year warranties.  Thus, we believe the very act of going public (complete with a bolstered balance sheet, audited financials, and a “brand name”) has helped assuage concerns of customers that might otherwise be reluctant to enter into long term agreements.

Shares of Eos have been a phenomenal performer in the short period the Fund has owned them, having appreciated by more than 100% at year-end.  With such high rates of revenue growth (management expects annual topline growth of nearly 400% through 2024 in its Base Case projection), admittedly it is difficult to value the business with a high degree of precision.  However, based on our expectations, the Fund paid no more than 3x 2024 projected EBITDA for what we expect to be a fast-growing, and politically popular industry.

Bottom Line

Although 2020 was a difficult year for the Fund, we go into the New Year with extreme confidence in our current portfolio, which is the result of the important portfolio construction changes we made throughout the year to address the impact of the pandemic.  Although we continue to find compelling special situation opportunities in the U.S., we believe the European business climate over the next five years will be unlike any period investors have witnessed in decades.  The economic response by the EU to the COVID-19 pandemic is the biggest-ever effort of cross-border solidarity and sends a strong signal of internal cohesion.  While so many institutional investors have given up on Europe in recent years, we believe the significant EU stimulus package combined with the increased restructuring and M&A activity (not to mention American-style entrepreneurialism) we are seeing across the region will create compelling investment opportunities for many years to come.

Thank you for your continued support and confidence.  We wish you and your families a safe, healthy and prosperous 2021.

David E. Marcus
Portfolio Manager

Management’s Discussion of Fund Performance

2020 was a very difficult year for the Fund.  After two extremely tough quarters to start the year, the Fund posted solid investment returns in both the 3rd and 4th quarters.  Still, shares of the Evermore Global Value Fund (the “Fund”) ended up down for the year.  For the year ended December 31, 2020, Institutional Class shares of the Fund were down 6.78%, while its benchmark indices were all up for the year – the MSCI All Country World Index ex USA (“MSCI ACWI ex USA”) was up 10.65%, the MSCI All Country World Index (“MSCI ACWI”) was up 16.25% and the HFRX Event Driven Index (“HFRX ED”) was up 8.89%.

Investment Performance for the Year Ended December 31, 2020

Four of the top five contributors to Fund performance in 2020 were European companies (two of which were Swedish) and one was a U.S. position.  Three of the top five detractors to Fund performance were European companies and two were U.S. companies.  The Fund’s foreign currency forward contract positions significantly detracted from Fund performance in 2020, while portfolio hedges contributed to Fund performance.  The largest contributors and detractors to Fund performance (aside from forward contract positions) for the year were:

Top Contributors to Fund Performance	Top Detractors From Fund Performance
Modern Times Group MTG AB (Sweden)	Scorpio Tankers Inc. (Monaco)
Nordic Entertainment Group AB (Sweden)	Scorpio Bulkers Inc. (Monaco)
IAC/InterActiveCorp (U.S.)	Par Pacific Holdings Inc. (U.S.)
Gamesys Group plc (U.K.)	Kraton Corp. (U.S.)
LPKF Laser & Electronics AG (Germany)	Frontline Ltd. (Norway)

Please find a discussion below about the two largest contributors and two largest detractors to Fund performance in 2020.

Modern Times Group MTG AB (MTGB SS)

Modern Times Group MTG AB (“MTG”) was the largest contributor to Fund performance in 2020.  MTG is a $1.2 billion market cap, Sweden-based holding company with Esports competition and gaming assets.  There were several notable developments and milestones achieved during the year.  Starting in the first half of year, an activist German Fund, Active Ownership Capital, started to build a position in MTG, ultimately amassing an 8.5% stake.  It is likely that Active Ownership Capital will push for board representation to accelerate the transformation of MTG’s undervalued assets.  There were substantial changes made to the board of directors, which now includes three new, highly credentialed professionals that can provide fresh perspectives.

MTG has secured several strategic media rights deals in 2020 including: (1) a one-year agreement with Epic Games for a new Fortnite tournament series, (2) a one-year deal with HUYA, the largest live game streaming platform in China, to be the exclusive digital media partner of major Esports competitions for broadcast and live streams in China, and (3) another landmark streaming deal with DouYu, the next largest live game streaming platform and HUYA’s direct competitor.  HUYA and DouYu are both majority-owned by Tencent, one of the leading media powerhouses in China.  In October, HUYA announced it entered into a merger agreement (proposed by Tencent) to acquire DouYu in an all-stock transaction.  The transaction is expected to close during the first half of 2021, which will create a game streaming behemoth with more than 300 million users in China and a combined market value over $10 billion.  We believe these strategic media rights deals with HUYA and DouYu are likely a precursor to a potentially bigger strategic partnership with the parent, Tencent.  In addition, MTG completed the merger and restructuring of its Esports businesses, ESL and Dreamhack, to improve efficiencies and realize cost savings.

There were substantial management changes that took effect in September.  Maria Redin was promoted to CEO (who previously was the CFO since 2015 and has been with MTG since 2004) and Lars Torstensson was appointed as CFO and will also continue his role as head of investor relations.  As we have written in past quarterly commentaries, we surmised the management changes may lead to an acceleration of strategic initiatives.  In November, MTG announced that it concluded its strategic review, which was temporarily suspended at the onset of the pandemic crisis.  The company will focus on growing both the Esports and gaming verticals organically and through acquisitions.  The negative overhang has now been removed as investors were concerned that management would prematurely sell gaming assets to focus solely on Esports (or vice versa) before maximizing total value creation for shareholders.

In early December, MTG announced the acquisition of Hutch Games, a UK-based, leading developer of free-to-play mobile racing games focused in the very attractive midcore gaming segment.  Hutch holds a diversified game portfolio (F1 Manager, Top Drives and Rebel Racing), IP licenses that will complement MTG’s current portfolio, and a strong pipeline of new titles planned for launch in 2021 and 2022.  MTG is paying $275 million with another $100 million earnout based on reaching certain thresholds over the next few years.  We view the implied purchase price multiple to be attractive at 11x 2021 EBITDA (earnings before interest, taxes, depreciation, and amortization) estimates and provides MTG with an immediate 20% EBITDA uplift for the gaming segment.  The transaction was funded by a rights issue which received strong support from MTG’s largest shareholders, including Evermore.

Similar to the clean-up of the Esports segment by merging ESL and Dreamhack into a newly combined entity (ESL Gaming), MTG has restructured the gaming assets.  Ahead of the Hutch acquisition, MTG first increased its ownership in Innogames from 51% to 68% by exercising its call option and then transferred 100% of Innogames and Kongregate into a new holding company called MTG Gaming.  MTG will own approximately 72% of MTG Gaming, which will be the new platform for future acquisitions in gaming.  We believe the Hutch acquisition underscores MTG’s clear strategy to drive value creation through organic growth and strategic acquisitions under the new management team.  We also believe MTG has multiple paths for shareholder value creation and is extremely well positioned to take advantage of M&A opportunities as both the gaming and Esports industries evolve.

IAC/InterActiveCorp (IAC US)

IAC/InterActiveCorp (“IAC”) was the Fund’s second largest contributor to performance in 2020.  IAC is a holding company, with equity stakes in Angi Homeservices (ANGI US), Vimeo, Dotdash, Care.com, and many other internet and technology-based businesses.  As described in our fourth quarter 2019 shareholder letter, we entered 2020 with a long position in the IAC “stub” – that is, a long position in IAC against short positions (commensurate to their stakes) in Match Group (MTCH US) and ANGI.  The extreme volatility in the second quarter presented us with an opportunity to cover our short positions and we realized an aggregate gain on that side of the trade.  On the long side, IAC rallied strongly into, and following, the spinoff of its stake in MTCH on June 30th.  We remain shareholders of IAC as several catalysts remain on the horizon; most notably, IAC’s planned spinoff of Vimeo, slated for the second quarter of 2021.  And, with about $3 billion of net cash, management has plenty of firepower to deploy in the quarters to come.

Scorpio Tankers (STNG US)

Scorpio Tankers, one of the world’s largest product tanker operators, was the largest detractor from Fund performance in 2020.  At the start of the year, we saw the beginning of a fight brewing between Saudi Arabia and Russia pertaining to oil production cuts.  With no agreement in place, both countries escalated the situation by announcing retaliatory substantial production increases to incredible levels.  In our view, we believe there might have been ulterior motives to destroy the U.S. shale industry by pushing the price of oil to such dire levels where it would be clearly uneconomical to produce for the US competitors.  Then, with the global lockdown directives to thwart the spread of COVID-19, the price of oil effectively imploded.

With record levels of oil being produced, the demand for oil rapidly waning and limited onshore storage capacity filling up quickly, there was no place to store the excess oil.  The only viable solution for the excess oil was to charter oil tankers for floating storage which led to tanker rates surging to unprecedented levels.  We saw the perversely positive impact on spot rates at the end of the first quarter and beginning of the second quarter which pushed rates higher to unprecedented levels.  However, Saudi Arabia, Russia and OPEC+ eventually agreed to cut oil production which led to the contango trade to dissipate fairly quickly, which negatively impacted spot rates and, in turn, Scorpio Tanker’s stock price.

Par Pacific Holdings Inc. (PARR US)

Par Pacific Holdings Inc. (“Par”) was the third largest detractor from Fund performance in 2020.  As the pandemic unfolded, the investment case for Par Pacific seemed to have become overwhelmed on a few fronts.  Most prominently, on the volume side, lockdowns lead to swift and prolonged demand destruction for refined fuel products in Par’s markets.  This includes gasoline across its entire system, and in the case of tourism-dependent Hawaii, jet fuel.  As a fixed cost business, underlying gross profit per barrel swiftly swung negative.  And while we suspected Par would ultimately make it through to the other side, we were less certain as to what the balance sheet might look like when the company got there.  The Fund ultimately exited the position during the second quarter and realized a loss on the investment.

As of December 31, 2020, the Fund’s ten largest issuer positions were as follows:

		% Net
Issuer	Country	Assets
Modern Times Group – B Shares	Sweden	12.33%
Atlantic Sapphire AS	Norway	9.99%
Emergent Capital Inc.	USA	6.54%
Nordic Entertainment Group	Sweden	6.28%
Magnachip Semiconduct	South Korea	4.00%
Aker Biomarine AS	Norway	3.47%
Tikehau Capital	France	3.34%
LPKF Laser & Electronics	Germany	3.20%
KKR & Co Inc-A	USA	2.97%
IAC/InterActiveCorp	USA	2.94%

At year-end 2020, the Fund’s cash position stood at approximately 2.25%.

Opinions expressed are those of Evermore Global Advisors and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Earnings growth is not representative of the Fund’s future performance.

“EBITDA” is the acronym for earnings before interest, taxes, depreciation and amortization.

“Market Cap” is the market price of an entire company, calculated by multiplying the number of shares outstanding by the price per share.

“Cash Flow” is the total amount of money being transferred into an out of a business, especially as affecting liquidity.

“Free cash flow” is earnings before depreciation, amortization, and non-cash charges minus maintenance capital expenditures.

“Return on Equity” is a measure of the profitability of a business in relation to the equity.

“OPEC” – Organization of the Petroleum Exporting Countries

While the Fund is no load, management fees and other expenses still apply. Please refer to the prospectus for further details.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investing in smaller companies involves additional risks such as limited liquidity and greater volatility.  The Fund may make short sales of securities, which involve the risk that losses may exceed the original amount invested in the securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities. Due to the focused portfolio, the fund may have more volatility and more risk than a fund that invests in a greater number of securities. Additional special risks relevant to the fund involve derivatives and hedging. Please refer to the prospectus for further details.  This report is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Evermore Global Value Fund summary prospectus or prospectus which contains more complete information about the Fund’s investment objectives, risks, fees and expenses.

Please refer to the Schedules of Investments for complete holdings information. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The MSCI All-Country World ex-US Index (MSCI AWCI ex USA) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The Index consists of 45 developed and emerging market countries. The Index is net of foreign withholding taxes on dividends.

The MSCI All-Country World Index (MSCI AWCI) is an unmanaged index comprised of 48 country indices, including 23 developed and 25 emerging market country indices, and is calculated with dividends reinvested after deduction of holding tax. The index is a trademark of Morgan Stanley Capital International and is not available for direct investment.

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. The HFR Event-Driven (Total) Index is being used under license from Hedge Fund Research, Inc. which does not approve or endorse Fund.

It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

From its inception through December 31, 2019, the Evermore Global Value Fund was distributed by Quasar Distributors, LLC. Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank N.A.  Effective January 1, 2020, the Evermore Global Value Fund is being distributed by Compass Distributors, LLC.  Compass Distributors, LLC is an affiliate of Foreside Financial Group, LLC.

Evermore Global Value Fund

PERFORMANCE INFORMATION (Unaudited)

Value of $10,000 vs. MSCI All-Country World Index ex USA & HFRX Event Driven Index

Average Annual Total Returns For the Periods Ended December 31, 2020:

					Since	Value of
					Inception	$10,000
	1 Year	3 Year	5 Year	10 Year	(1/1/2010)	(12/31/2020)
Investor Class	-7.01%	-2.82%	5.10%	4.31%	4.37%	$16,010
Institutional Class	-6.78%	-2.58%	5.35%	4.57%	4.62%	$16,443
MSCI All-Country World Index ex USA	10.65%	4.88%	8.93%	4.92%	5.47%	$17,965
HFRX Event Driven Index	8.89%	1.88%	4.58%	2.51%	2.46%	$13,069

This chart illustrates the performance of a hypothetical $10,000 investment made in the Investor Class shares on January 1, 2010, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index. Index returns do not reflect the effects of fees and expenses. It is not possible to invest directly in an index.

Evermore Global Value Fund

SECTOR ALLOCATION* as a Percentage of Total Portfolio at December 31, 2020 (Unaudited)

*
Data is expressed as a percentage of total portfolio.  Data expressed excludes collateral on loaned securities, written options and forward foreign currency contracts.  Please refer to the Schedule of Investments, Schedule of Options Written and Schedule of Forward Foreign Currency Contracts for more details on the Fund’s individual holdings.

Evermore Global Value Fund

EXPENSE EXAMPLE for the Six Months Ended December 31, 2020 (Unaudited)

As a shareholder of the Evermore Global Value Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/20 – 12/31/20).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2% of the net amount of the redemption if you redeem shares less than 90 calendar days after you purchase them. An Individual Retirement Account (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	7/1/20	12/31/20	7/1/20 – 12/31/20*
Investor Class Actual*	$1,000	$1,216.60	$8.58
Investor Class Hypothetical (5% annual return before expenses)	$1,000	$1,017.39	$7.81

Institutional Class Actual*	$1,000	$1,218.40	$7.19
Institutional Class Hypothetical (5% annual return before expenses)	$1,000	$1,018.65	$6.55

*
Expenses are equal to the Fund’s expense ratios for the most recent six-month period of 1.54% for Investor Class shares and 1.29% for Institutional Class shares multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2020

Shares		Value
COMMON STOCKS – 92.6%

Capital Markets – 6.3%
298,967	Tikehau Capital SCA (France)	$9,386,433
206,303	KKR & Co, Inc. – Class A (United States)	8,353,208
		17,739,641

Consumer Finance – 1.5%
16,710,000	Emergent Capital, Inc. (United States)(1)(4)(7)	4,344,600

Diversified Telecommunication Services – 2.0%
1,340,433	Telia Co. AB (Sweden)	5,532,731

Electric Utilities – 1.5%
199,823	Eos Energy Enterprises, Inc. (United States)(1)(2)	4,164,311

Electronic Equipment – 3.2%
250,346	LPKF Laser & Electronics AG (Germany)	9,006,792

Entertainment – 12.3%
1,945,441	Modern Times Group MTG AB –
	B Shares (Sweden)(1)	34,687,659

Food Products – 13.5%
2,008,733	Atlantic Sapphire AS (Norway)(1)	28,113,008
712,117	Aker BioMarine AS (Norway)(1)	9,758,725
		37,871,733

Health Care, Equipment & Supplies – 1.9%
167,649	PharmaSGP Holding SE (Germany)(1)	5,324,987

Hotels, Restaurants & Leisure – 3.3%
341,637	Gamesys Group PLC (United Kingdom)	5,325,961
2,561,942	Codere SA Restricted (Spain)
	(Acquired 08/03/2016 through
	12/03/2019, cost $19,315,625)(1)(3)(7)(8)(9)	4,049,932
		9,375,893

Industrial Conglomerates – 6.7%
72,314	Lifco AB – B Shares (Sweden)	6,934,677
82,734	EXOR NV (Netherlands)	6,692,947
1,300,543	Bollore SA (France)	5,373,317
		19,000,941

Life Sciences Tools & Services – 2.3%
2,605,607	Enzo Biochem, Inc. (United States)(1)(4)	6,566,130

Machinery – 0.3%
88,599	Metso Outotec OYJ (Finland)	884,832

Marine – 5.2%
599,312	Genco Shipping & Trading, Ltd. (United States)	4,410,935
468,563	Frontline, Ltd. (Norway)(2)	2,914,462
1,006,500	Cadeler AS (Denmark)(1)	2,856,010
159,464	Scorpio Bulkers, Inc. (Monaco)	2,699,726
144,951	Scorpio Tankers, Inc. (Monaco)	1,622,002
		14,503,135

Media – 12.4%
316,712	Nordic Entertainment Group AB –
	Class B (Sweden)(1)	17,653,280
43,751	IAC InterActive Corp. (United States)(1)	8,284,252
214,909	Vivendi SA (France)	6,925,858
623,652	Aimia, Inc. (Canada)(1)	2,023,476
		34,886,866

Metals & Mining – 2.2%
447,288	Constellium SE (France)(1)	6,257,559

Oil, Gas & Consumable Fuels – 2.5%
2,249,209	Calumet Specialty Products
	Partners LP (United States)(1)	7,040,024

Pharmaceuticals – 1.8%
216,478	Fagron NV (Belgium)	5,024,716

Professional Services – 2.1%
191,640	AF Poyry AB (Sweden) (1)	5,851,034

Semiconductors &
Semiconductor Equipment – 6.4%
832,331	MagnaChip Semiconductor Corp. (South Korea)(1)	11,253,115
325,219	Xperi Holding Corp. (United States)	6,797,077
		18,050,192

Technology Hardware,
Storage & Peripherals – 3.7%
294,613	S&T AG (Austria)(1)(2)	6,946,298
263,681	VIA Optronics AG – ADR (Germany)(1)	3,549,146
		10,495,444

Wireless Telecommunication Services – 1.5%
2,301,643	ICE Group AS (Norway)(1)	4,133,925

TOTAL COMMON STOCKS
(Cost $188,016,838)		260,743,145

Principal
Amount
CORPORATE OBLIGATIONS – 4.8%

Consumer Finance – 4.8%
$13,296,318	Emergent Capital, Inc.,
	8.500% Cash or 11.500% PIK, 07/15/2021
	(United States)(7)(10)	13,394,077

TOTAL CORPORATE OBLIGATIONS
(Cost $13,143,417)		13,394,077

Shares
WARRANTS – 0.2%

Consumer Finance – 0.2%
4,344,786	Emergent Capital, Inc.,
	Expiration: July, 2025,
	Exercise Price $0.20
	(United States)(1)(3)(7)(9)	677,209

TOTAL WARRANTS
(Cost $0)		677,209

		Notional
Contracts(5)		Value
CALL OPTIONS PURCHASED – 0.1%
400	iPath Series B S&P 500 VIX
	Short-Term Futures ETN,
	Expiration: March, 2021,
	Strike Price $23.00
	(United States)	$671,600	76,000
400	iPath Series B S&P 500 VIX
	Short-Term Futures ETN,
	Expiration: March, 2021,
	Strike Price $24.00
	(United States)	671,600	71,400

TOTAL CALL OPTIONS PURCHASED
(Cost $231,309)			147,400

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2020, Continued

Shares		Value
SHORT-TERM INVESTMENT – 2.0%

Money Market Fund – 2.0%
5,493,722	First American Treasury Obligations Fund –
	Class X, 0.04%(6)	$5,493,722

TOTAL SHORT-TERM INVESTMENT
(Cost $5,493,722)		5,493,722

SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES – 3.2%

Money Market Fund – 3.2%
8,975,644	First American Government Obligations Fund,
	Class X, 0.04%(6)	8,975,644

TOTAL SECURITIES HELD AS COLLATERAL ON
LOANED SECURITIES
(Cost $8,975,644)		8,975,644

TOTAL INVESTMENTS IN SECURITIES – 102.9%
(Cost $215,860,930)		289,431,197
Liabilities in Excess of Other Assets – (2.9)%		(8,110,840)
TOTAL NET ASSETS – 100.0%		$281,320,357

Percentages are stated as a percent of net assets.
(1)	Non-income producing security.
(2)
All or a portion of this security is on loan. At December 31, 2020 the total value of securities on loan was $8,182,109, which represents 2.9% of total net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	These securities were fair valued in good faith by the Adviser’s Valuation Committee. The aggregate value of these securities at December 31, 2020 were $4,727,141, which represents 1.7% of net assets.
(4)	Affiliated company as defined by the Investment Company Act of 1940. Please refer to Note 6 for further disclosures related to these affiliated securities.
(5)	100 shares per contract.
(6)	Seven-day yield as of December 31, 2020.
(7)	The Advisor has deemed a portion of these securities as illiquid. These securities have a value of $22,465,818, which represents 8.0% of total net assets at December 31, 2020.
(8)	This security is restricted. This security has a value of $4,049,932, which represents 1.4% of total net assets at December 31, 2020.
(9)	Value determined using significant unobservable inputs.
(10)	Represents a defaulted security.

Glossary of Terms
ADR – American Depositary Receipt

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2020, Continued

COUNTRY ALLOCATION for Investments in Securities at December 31, 2020

Country	Long Exposure
United States^	28.0%
Sweden	25.1%
Norway	16.0%
France	9.9%
Germany	6.4%
South Korea	4.0%
Austria	2.5%
Netherlands	2.4%
United Kingdom	1.9%
Belgium	1.8%
Monaco	1.5%
Spain	1.4%
Denmark	1.0%
Canada	0.7%
Finland	0.3%
Total	102.9%

Percentages are stated as a percent of net assets.
^	United States allocation includes Short-Term Investment-Money Market Fund of 2.0% and Securities Held as Collateral on Loaned Securities of 3.2%

SCHEDULE OF OPTIONS WRITTEN as of December 31, 2020

		Notional
Contracts(1)		Value	Value
CALL OPTIONS WRITTEN – 0.1%
400	iPath Series B S&P 500 VIX
	Short-Term Futures ETN,
	Expiration: March, 2021,
	Strike Price $14.00
	(United States)	$671,600	$162,000

TOTAL CALL OPTIONS WRITTEN
(Premiums Received $227,741)			162,000

TOTAL OPTIONS WRITTEN
(Premiums Received $227,741)			$162,000

(1)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

SCHEDULE OF INVESTMENTS at December 31, 2020, Continued

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS at December 31, 2020

  As of December 31, 2020, the Fund had the following forward currency contracts outstanding:

	Currency to be Received			Currency to be Delivered
			USD Value at			USD Value at	Net Unrealized
			December 31,			December 31,	Appreciation
Settlement Date	Amount	Currency	2020	Amount	Currency	2020	(Depreciation)
1/21/21	380,000	GBP	$519,742	517,649	USD	$517,649	$2,093	(a)
1/21/21	1,957,100	USD	1,957,101	2,500,000	CAD	1,964,206	(7,105)	(a)
1/21/21	6,000,975	USD	6,000,975	4,500,000	GBP	6,154,840	(153,865)	(a)
1/21/21	15,819,974	USD	15,819,974	138,000,000	NOK	16,094,543	(274,569)	(a)
1/21/21	59,614,380	USD	59,614,380	49,000,000	EUR	59,892,523	(278,143)	(a)
1/21/21	71,403,920	USD	71,403,920	600,000,000	SEK	72,945,492	(1,541,572)	(a)
			$155,316,092			$157,569,253	$(2,253,161)

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollars
(a) Counterparty: forward foreign currency contracts outstanding with Bank of New York Mellon.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2020

ASSETS
Investments in unaffiliated securities, at value (cost $204,932,851)(1) (Note 2)	$278,520,467
Investments in affiliated securities, at value (cost $10,928,079) (Notes 2 and 6)	10,910,730
Foreign Currencies	67,503
Unrealized appreciation on forward foreign currency contracts	2,093
Receivables:
Investment securities sold	1,331,690
Fund shares sold	49,551
Dividends and interest	339,147
Dividend reclaims	838,108
Due from broker	1,294,749
Securities lending income	9,080
Prepaid expenses	65,520
Total assets	293,428,638

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	2,255,254
Written options, at value (premiums received $227,741)	162,000
Payables:
Fund shares redeemed	271,270
Collateral for securities out on loan, at value	8,975,644
Investment advisory fees	238,963
Administration fees	41,966
Custody fees	4,996
Distribution fees – Investor Class	5,944
Fund accounting fees	1,412
Transfer agent fees	12,417
Other accrued fees	138,415
Total liabilities	12,108,281
NET ASSETS	$281,320,357

COMPONENTS OF NET ASSETS
Paid-in capital	$290,407,237
Total distributable loss	(9,086,880)
Net assets	$281,320,357

Investor Class:
Net assets	$27,956,483
Shares issued and outstanding (unlimited number
of shares authorized without par value)	2,111,092
Net asset value	$13.24

Institutional Class:
Net assets	$253,363,874
Shares issued and outstanding (unlimited number
of shares authorized without par value)	18,974,492
Net asset value	$13.35

(1)	The market value of securities out on loan was $8,182,109 as of December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENT OF OPERATIONS for the Year Ended December 31, 2020

INVESTMENT INCOME
Income
Dividends (net of $481,997 foreign withholding taxes)
Unaffiliated securities	$3,611,121
Interest, unaffiliated securities	1,312,792
Securities lending income	112,247
Total investment income	5,036,160

EXPENSES (Note 3)
Investment advisory fees	3,325,160
Administration fees	260,163
Legal fees	203,028
Transfer agent fees	159,258
Distribution fees – Investor Class	91,411
Trustee fees	78,513
Audit and tax fees	67,275
Custody fees	55,894
Registration fees	55,502
Chief Compliance Officer fees	45,529
Insurance fees	29,826
Miscellaneous fees	24,862
Shareholder reporting fees	24,751
Fund accounting fees	8,841
Interest expense	2,651
Total expenses	4,432,664
Net investment income	603,496

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FORWARD FOREIGN CURRENCY CONTRACTS, SECURITIES SOLD SHORT & WRITTEN OPTIONS
Net realized gain (loss) on:
Investments in unaffiliated securities	(50,463,627)
Investments in affiliated securities	(12,574,219)
Foreign currencies	46,029
Forward foreign currency contracts	(11,089,841)
Securities sold short	43,442
Written options	(10,252,494)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(23,179,675)
Investments in affiliated securities	10,665,222
Foreign currencies	86,074
Forward foreign currency contracts	2,036,973
Securities sold short	469,091
Written options	65,741
Net realized and unrealized gain (loss) on investments, foreign currencies,
forward foreign currency contracts, securities sold short & written options	(94,147,284)
Net decrease in net assets resulting from operations	$(93,543,788)

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$603,496	$5,065,740
Net realized gain (loss) on investments, foreign currency transactions,
forward foreign currency contracts, securities sold short & written options	(84,290,710)	5,715,810
Change in unrealized appreciation (depreciation) on investments, foreign currency
transactions, forward foreign currency contracts, securities sold short & written options	(9,856,574)	116,323,578
Net increase (decrease) in net assets resulting from operations	(93,543,788)	127,105,128

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5)
Investor Class	(44,640)	(1,510,343)
Institutional Class	(498,356)	(14,602,798)
Total distributions to shareholders	(542,996)	(16,113,141)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares – Investor Class	(24,437,444)	(15,128,035)
Net decrease in net assets derived from net change in outstanding shares – Institutional Class	(195,182,254)	(8,325,084)
Total decrease in net assets from capital share transactions	(219,619,698)	(23,453,119)
Total increase (decrease) in net assets	(313,706,482)	87,538,868

NET ASSETS
Beginning of year	595,026,839	507,487,971
End of year	$281,320,357	$595,026,839

Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Investor Class	Shares	Value	Shares	Value
Shares sold	409,819	$4,573,508	1,040,687	$13,446,400
Shares issued in reinvestment of distributions	3,391	42,084	102,560	1,411,232
Shares redeemed[1]	(2,600,979)	(29,053,036)	(2,280,470)	(29,985,667)
Net increase	(2,187,769)	$(24,437,444)	(1,137,223)	$(15,128,035)

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
Institutional Class	Shares	Value	Shares	Value
Shares sold	3,879,793	$44,140,309	8,376,165	$108,584,456
Shares issued in reinvestment of distributions	38,642	483,418	1,011,605	14,000,619
Shares redeemed[2]	(22,145,690)	(239,805,981)	(9,900,079)	(130,910,159)
Net increase	(18,227,255)	$(195,182,254)	(512,309)	$(8,325,084)

[1]	Net of redemption fees of $2,212 and $5,596, respectively.
[2]	Net of redemption fees of $21,920 and $14,033, respectively.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year

Investor Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.26	$11.70	$15.08	$13.03	$11.18

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	(0.00)[1]	0.09	0.06	(0.04)	0.11
Net realized and unrealized gain (loss) on investments	(1.00)	2.83	(3.16)	2.48	1.86
Total from investment operations	(1.00)	2.92	(3.10)	2.44	1.97

LESS DISTRIBUTIONS
From net investment income	(0.02)	(0.10)	(0.06)	(0.03)	(0.11)
Net realized gains	—	(0.26)	(0.22)	(0.36)	(0.01)
Total distributions	(0.02)	(0.36)	(0.28)	(0.39)	(0.12)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$13.24	$14.26	$11.70	$15.08	$13.03
Total return	(7.01)%	25.05%	(21.07)%	18.72%	17.68%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$27,956	$61,296	$63,584	$76,772	$60,826
Portfolio turnover rate	21%	28%	29%	26%	59%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	1.55%	1.47%	1.44%	1.50%	1.51%
Before expenses absorbed or recouped, excluding
interest and dividend expense	1.55%	1.47%	1.44%	1.46%	1.49%
After expenses absorbed or recouped, including
interest and dividend expense	1.55%	1.47%	1.44%	1.50%	1.51%
After expenses absorbed or recouped, excluding
interest and dividend expense	1.55%	1.47%	1.44%	1.46%	1.49%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	(0.04)%	0.69%	0.35%	(0.29)%	0.95%
After expenses absorbed or recouped, including
interest and dividend expense	(0.04)%	0.69%	0.35%	(0.29)%	0.95%

Portfolio turnover is calculated for the Fund as a whole.
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year, Continued

Institutional Class

	Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.35	$11.77	$15.20	$13.10	$11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)*	0.03	0.12	0.09	(0.00)[1]	0.14
Net realized and unrealized gain (loss) on investments	(1.00)	2.86	(3.30)	2.49	1.87
Total from investment operations	(0.97)	2.98	(3.21)	2.49	2.01

LESS DISTRIBUTIONS
From net investment income	(0.03)	(0.14)	0.00 [1]	(0.03)	(0.14)
Net realized gains	—	(0.26)	(0.22)	(0.36)	(0.01)
Total distributions	(0.03)	(0.40)	(0.22)	(0.39)	(0.15)
Paid-in capital from redemption fees	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]	0.00 [1]
Net asset value, end of year	$13.35	$14.35	$11.77	$15.20	$13.10
Total return	(6.78)%	25.41%	(20.92)%	19.01%	17.94%

SUPPLEMENTAL DATA
Net assets, end of year (thousands)	$253,364	$533,731	$443,904	$530,269	$331,488
Portfolio turnover rate	21%	28%	29%	26%	59%

RATIO OF EXPENSES TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	1.29%	1.22%	1.19%	1.25%	1.26%
Before expenses absorbed or recouped, excluding
interest and dividend expense	1.29%	1.22%	1.19%	1.21%	1.24%
After expenses absorbed or recouped, including
interest and dividend expense	1.29%	1.22%	1.19%	1.25%	1.26%
After expenses absorbed or recouped, excluding
interest and dividend expense	1.29%	1.22%	1.19%	1.21%	1.24%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS[2]
Before expenses absorbed or recouped, including
interest and dividend expense	0.21%	0.91%	0.60%	(0.02)%	1.20%
After expenses absorbed or recouped, including
interest and dividend expense	0.21%	0.91%	0.60%	(0.02)%	1.20%

Portfolio turnover is calculated for the Fund as a whole.
*	Calculated using the average shares outstanding method.
[1]	Amount less than $0.01.
[2]	Does not include expenses of the investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020

NOTE 1 – ORGANIZATION

The Evermore Global Value Fund (the “Fund”) is a series of shares of Evermore Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end diversified management investment company.  The Fund commenced operations on January 1, 2010.  Evermore Global Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The investment objective of the Fund is to seek capital appreciation by investing in securities from markets around the world, including U.S. markets.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

The Fund offers Investor Class and Institutional Class shares.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.  Investor Class shares have no sales charge.  Institutional Class shares have no sales charge and are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, certain financial intermediaries, endowments, foundations and corporations.  For Investor Class and Institutional Class shares, the offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares (both Investor Class and Institutional Class) held less than 90 days.  Prior to April 30, 2015, Investor Class shares were known as Class A and Institutional Class shares were known as Class I shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

A.
Investment Valuation and Fair Value Measurement.  All domestic equity securities that are traded on a national securities exchange, except those listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market® are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price on each business day.  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and ask prices will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter (“OTC”) market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and ask price will be used, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee.

The Fund invests substantially in securities traded on foreign exchanges (see “Foreign Currency Translation” below).  Investments that are primarily traded on foreign exchanges are generally valued in their local currencies as of the close of their primary exchange or market, or if there were no transactions on such day, at the mean between the bid and ask prices, except on days when the ask price is more than 10% greater than the bid price. In such instances, the Adviser will price the security based on the fair value determined by the Adviser’s Valuation Committee. The local prices are converted to U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”).  Exchange rates are provided daily by recognized independent pricing agents.  Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s exchange rate, and the relevant forward rates provided by an independent pricing service.

There may be less publicly available information about a foreign company than about a U.S. company.  Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers.  The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less in U.S. markets.  As a result, securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issues.  Transaction costs, the costs associated with buying and selling securities on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund’s foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals.  The Fund may have greater difficulty taking appropriate legal action with respect to foreign issuers in U.S. courts.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

For foreign securities traded on foreign exchanges, the Trust has selected Intercontinental Exchange’s Fair Value Information Services (“FVIS”) to provide pricing data with respect to foreign security holdings held by the Fund.  The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of the Fund’s securities traded on those foreign exchanges.  The Fund utilizes a “trigger level”, which is a pre-determined percentage move in a specified index that must occur before foreign securities will be fair value priced using FVIS prices. The Fund utilizes a “confidence interval” when determining the use of the FVIS prices. The confidence interval is a measure of the historical relationship that each foreign exchange traded security has to movements in various indices and the price of the security’s corresponding American Depositary Receipt, if one exists.  FVIS provides the confidence interval for each security for which it provides a price.  If the FVIS provided price falls within the confidence interval, the Fund will value the particular security at that price.  If the FVIS provided price does not fall within the confidence interval, the particular security will be valued at the preceding closing price on its respective foreign exchange, or if there were no transactions on such day, at the mean between the bid and asked prices. There were no foreign equities fair valued using FVIS as of December 31, 2020.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Advisor’s Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees (“Board”).  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The use of fair value pricing is approved by the Trust’s Board, and is in accordance with the provisions of the 1940 Act.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 —
Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The types of assets generally included in this category are domestic equities listed in active markets and foreign equities listed in active markets that have not been fair valued using FVIS.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, credit risk, yield curves and similar data. The types of assets generally included in this category are bonds, financial instruments classified as derivatives and foreign equities fair valued using FVIS.

Level 3 —
Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or required significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, default rates and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may also include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the level inputs used to value the Fund’s net assets as of December 31, 2020 (see Schedule of Investments for industry breakout):

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$256,693,213	$—	$4,049,932	$260,743,145
Corporate Obligations	—	13,394,077	—	13,394,077
Warrants	—	—	677,209	677,209
Call Options Purchased	—	147,400	—	147,400
Short-Term Investments	5,493,722	—	—	5,493,722
Investments Purchased With Proceeds
From Securities Lending Collateral	8,975,644	—	—	8,975,644
Total Investments in Securities	271,162,579	13,541,477	4,727,141	289,431,197
Unrealized appreciation on
Forward Foreign Currency*	—	2,093	—	2,093
Total Assets	$271,162,579	$13,543,570	$4,727,141	$289,433,290
Liabilities
Call Options Written*	$—	$162,000	$—	$162,000
Unrealized depreciation on
Forward Foreign Currency*	—	2,255,254	—	2,255,254
Total Liabilities	$—	$2,417,254	$—	$2,417,254

*	Forward foreign currency contracts are reflected at the unrealized appreciation (depreciation), while options written are reflected at value.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Description	Common Stocks	Warrants
Balance as of January 1, 2020	$8,268,846	$441,939
Purchases	—	—
Sales proceeds and paydowns	(45,393)	—
Realized gain (loss)	(1,677,223)	—
Change in unrealized appreciation (depreciation)	(2,496,298)	235,270
Transfers into/(out of) Level 3	—	—
Balance as of December 31, 2020	$4,049,932	$677,209
Change in unrealized appreciation (depreciation) during the
year for Level 3 investments held at December 31, 2020.	$(3,007,981)	$235,270

The Level 3 amounts disclosed in the table above consist of two securities that are fair valued in good faith, using significant unobservable inputs, by the Adviser’s Valuation Committee. The table below indicates the quantitative information about Level 3 fair value measurements for these securities:

					Market Value
		Valuation	Unobservable		Impact if Input
Investment Type	Fair Value	Methodology	Input Type	Inputs	Increases
Common Stock	$4,049,932	Market Approach	Last Trade of Registered Tranche	1.294 EUR	Increase

Warrant	677,209	Options pricing model	Illiquidity discount rate	25.00%	Decrease
			Default rate	1.00%	Decrease

B.
Option Writing.  Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium received and the amount paid for the closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

C.
Financial Derivative Instruments. The Fund may use derivative instruments for risk management purposes and as part of its investment strategies. Generally, derivatives are financial instruments whose value depends on, or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

Derivative instruments may be used for “hedging,” which means that they may be used when the Adviser seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market, modify the effective duration of the Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, the Adviser’s ability to gauge relevant market movements.

During the year ended December 31, 2020, the Fund hedged most of its currency exposure through the use of forward foreign currency contracts. During the year, these forward foreign currency contracts have contributed negatively to Fund performance.  The Fund also invests a small portion of its assets in options to hedge portfolio tail risk. The Advisor views these as “disability insurance”, for times when global markets experience significant volatility. These options negatively affected Fund performance during the year.

Statement of Assets and Liabilities

The following table shows the fair value of derivative instruments as of December 31, 2020 and their location on the Fund’s Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivative	Statement of Assets		Statement of Assets
Instruments	and Liabilities Location	Value	and Liabilities Location	Value
Foreign Exchange Contracts –	Unrealized appreciation on		Unrealized depreciation on
Forward foreign currency contracts	forward foreign		forward foreign
	currency contracts	$2,093	currency contracts	$2,255,254
Equity Contracts – Options	Investments in unaffiliated
	securities, at value	147,400	Written options, at value	162,000
Total		$149,493		$2,417,254

Statement of Operations

The following table shows the effect of derivative instruments  on the Statement of Operations for the year ended December 31, 2020:

	Amount of Realized Gain (Loss) on Derivatives
	Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$(11,089,841)	$—	$(300,882)	$(11,390,723)
Equity Contracts	—	(10,252,494)	16,360,016	6,107,522
Total	$(11,089,841)	$(10,252,494)	$16,059,134	$(5,283,201)

*	Included in net realized gain on investments in unaffiliated securities as reported on the Statement of Operations.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

	Change in Unrealized Appreciation or (Depreciation) on
	Derivatives Recognized in Income
	Forward
	Foreign
	Currency	Written	Purchased
	Contracts	Options	Options*	Total
Foreign Exchange Contracts	$2,036,973	$—	$—	$2,036,973
Equity Contracts	—	65,741	523,194	588,935
Total	$2,036,973	$65,741	$523,194	$2,625,908

*	Included in change in net unrealized appreciation (depreciation) on investments in unaffiliated securities as reported on the Statement of Operations.

The average monthly value outstanding of purchased and written options during the year ended December 31, 2020 were as follows:

Purchased Options	$1,988,385
Written Options	$(662,480)

The average monthly notional value outstanding of forward foreign currency contracts during the year ended December 31, 2020 was $163,261,175.

D.	Principal Risks from the Investments.

Currency Exchange Rate Risk – Foreign securities may be issued and traded in foreign currencies.  As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S.  For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.  The Fund may also employ strategies intended to increase exposure to certain currencies. Such currency transactions involve additional risks, and the Fund’s strategies, if unsuccessful, may decrease the value of the Fund.

Derivative Investment Risk – Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk, and foreign exchange risk.  Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund may lose more money than its initial investment in the derivative.  A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fund, potentially resulting in losses to Fund shareholders.

Emerging Market Risk – The risks of foreign investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. Emerging markets are generally smaller, less developed, less liquid, and more volatile than developed markets. For example, political and economic structures in these countries may be less established and may change rapidly.  These countries also are more likely to experience high levels of inflation, deflation or currency devaluation, which can harm their economies and securities markets and increase volatility.  In fact, short-term volatility in these markets and declines of 50% or more are not uncommon.  Restrictions on currency trading that may be imposed by emerging market countries will have an adverse effect on the value of the securities of companies that trade or operate in such countries.

Foreign Securities Risk – Securities of companies located outside the U.S. involve additional risks that can increase the potential for losses in the Fund to the extent that it invests in these securities. Investments in foreign securities may be affected by currency controls and exchange rates; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.  To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region.

Consumer Discretionary Risk – The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in the demographics and consumer tastes, which can also affect the demand for, and success of, consumer products and services in the marketplace.

Industrials Sector Risk – The Fund may invest to a significant extent in the industrials sector of the economy. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

E.
Offsetting Assets and Liabilities. The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of December 31, 2020, discloses both gross information and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement, as well as amounts related to collateral held at clearing brokers and counterparties.  For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities.

Assets
Gross Amounts not
offset in the Statement of
	Gross	Gross	Net	Assets and Liabilities
	Amounts	Amounts	Amounts
	Presented	Offset	Presented
	in	in the	in the
	Statement	Statement	Statement
	of Assets	of Assets	of Assets
Description/	&	and	and	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Securities out on loan
U.S. Bank N.A.	$8,182,109	$—	$8,182,109	$—	$(8,182,109)[1]	$—
Forward Foreign
Currency Contracts
Bank of New York	2,093	—	2,093	(2,093)	—	—
	$8,184,202	$—	$8,184,202	$(2,093)	$(8,182,109)	$—

Liabilities				Gross Amounts not
offset in the Statement
	Gross		Net	of Assets and Liabilities
	Amounts		Amounts
	Presented		Presented
	in	Financial	in the
	Statement	Instruments	Statement
	of Assets	with	of
Description/	&	Allowable	Assets and	Financial	Collateral	Net
Counterparty	Liabilities	Netting	Liabilities	Instruments	Pledged	Amount
Forward Foreign
Currency Contracts
Bank of New York	$2,255,254	$—	$2,255,254	$(2,093)	$—	$2,253,161
Written Options
Cowen, Inc.	162,000	—	162,000	—	(162,000)	—
	$2,417,254	$—	$2,417,254	$(2,093)	$(162,000)	$2,253,161

[1]	The Fund received cash collateral of $8,975,644, which was subsequently invested in the First American Government Obligations Fund – Class X as reported in the Schedule of Investments.

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

F.
Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

G.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

A regulated investment company may elect to treat any portion of its qualified late year losses as arising on the first day of the next taxable year. Qualified late year losses are any ordinary and net capital losses incurred between November 1 and the end of the fiscal year, December 31. For the taxable year ended December 31, 2020, the Fund does not intend to defer any late-year ordinary and capital losses.

As of December 31, 2020, the Fund had Short Term Capital Loss Carryovers of $10,395,772 and Long Term Capital Loss Carryovers of $71,349,427 available for federal income tax purposes. During the tax year ended December 31, 2020, the Fund did not utilize Short Term Capital Loss Carryovers or Long Term Capital Loss Carryovers.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2020, the Fund had no reclassifications of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense in the Statement of Operations. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2017-2019), or expected to be taken in the Fund’s 2020 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, New Jersey State, and Massachusetts State; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. Generally, tax authorities can examine all tax returns filed for the last three years.

H.
Forward Foreign Currency Contracts.  The Fund may enter into forward foreign currency contracts as hedges against either specific transactions or fund positions. The aggregate principal amount of the contracts are not recorded because the Fund intends to settle the contracts prior to delivery. All commitments are marked-to-market daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains or losses at the time the forward contracts are extinguished. For federal income tax purposes, the Fund elected capital treatment for all realized and unrealized transactions on forward foreign currency contracts during the year December 31, 2020.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase.  These contracts involve market risk in excess of the amount reflected in the Fund’s Statement of Assets and Liabilities.  The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of counterparties.  Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down by at least the predetermined threshold amount.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

I.
Short Sales. The Fund may make short sales of securities, including “short sales against the box.” In a short transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline.  The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open.  The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

A Fund’s obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund’s custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed.  The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a Fund replaces the borrowed security by buying the security in the securities market, the Fund may pay more for the security than it has received from the purchaser in the short sale.  A Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

J.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/ amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

K.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund, which are determined in accordance with income tax regulations, are normally declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

L.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

M.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. As discussed in Note 1, certain shares are subject to a redemption fee if sold before a specified holding period.  Any redemption fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’ daily NAV calculation.

N.
Guarantees and Indemnifications.  In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

O.
Securities Lending.  The Fund is authorized to lend securities it holds to brokers, and other financial organizations. This activity is subject to an agreement where U.S. Bank N.A. act as the Fund’s agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Pursuant to these agreements, income earned from the securities lending program is paid to the Fund, net of any fees paid to U.S. Bank N.A. and is recognized as “Securities lending income” on the Statement of Operations.

Lending of the Fund’s securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Fund may experience losses related to the reinvestment of collateral. To minimize these risks, loans must be continuously secured by collateral consisting of cash or securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, or an irrevocable standby letter of credit or any combination thereof. The collateral and the securities loaned shall be marked to market daily. Upon the origination of any loan, collateral required by U.S. Bank N.A. shall be equal to 100% of the market value (plus accrued interest) of the securities loaned. The collateral must be received concurrently with delivery of the loaned securities and the collateral must be kept in an account appropriately segregated by the custodian from any assets belonging to the Fund. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the collateral balance adjusted the following

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

business day. Although there is no specified time limit regarding how long a security may be out on loan, the Fund or the borrower may request that a security on loan be returned at any time. If the Fund requests that a specific security be returned, and the borrower fails to return such security, the Fund will be able to retain the borrower’s collateral. Assets in the collateral account will be invested by U.S. Bank N.A., as directed by the Adviser in a short term U.S. government money market instrument that constitutes an “Eligible Security” (as defined in Rule 2a-7 under the Investment Company Act). All of the assets that are held by the collateral account will be valued on an amortized cost basis to the extent permitted by applicable Commission or staff releases, rules, letters or orders.

During the year ended December 31, 2020, the Fund had loaned securities that were collateralized by cash.  The cash collateral received was invested in the First American Government Obligations Fund – X Class Shares and is presented in the Fund’s Schedule of Investments as “Securities Held as Collateral on Loaned Securities.” The securities lending program restricts investments to several prescribed money market funds along with a collateralized separate account investment option.

P.
Restricted and Illiquid Securities. The Fund will not purchase nor otherwise acquire any investment if, as a result, more than 15% of its net assets (taken at current market value) would be invested in securities that are illiquid. Generally speaking, an illiquid security is any asset or investment of which the Fund cannot sell a normal trading unit in the ordinary course of business within seven days at approximately the value at which the Fund has valued the asset or investment, including securities that cannot be sold publicly due to legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Over the past several years, strong institutional markets have developed for various types of restricted securities, including repurchase agreements, some types of commercial paper, and some corporate bonds and notes (commonly known as “Rule 144A Securities”). Securities freely salable among qualified institutional investors under special rules adopted by the SEC, or otherwise determined to be liquid, may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board will monitor their liquidity. The Board will review pertinent factors such as trading activity, reliability of price information and trading patterns of comparable securities in determining whether to treat any such security as liquid for purposes of the foregoing 15% test. To the extent the Board treats such securities as liquid, temporary impairments to trading patterns of such securities may adversely affect the Fund’s liquidity. The Fund may, from time to time, participate in private investment vehicles and/or in equity or debt instruments that do not trade publicly and may never trade publicly. These types of investments carry a number of special risks in addition to the normal risks associated with equity and debt investments. In particular, private investments are likely to be illiquid, and it may be difficult or impossible to sell these investments under many conditions. The Fund may from time to time establish one or more wholly-owned special purpose subsidiaries in order to facilitate the Fund’s investment program which may reduce certain of the costs (e.g. tax consequences) to the Fund.

Q.
REIT Distributions. The character of distributions received from real estate investment trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

R.
Global Outbreak. The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

S.
LIBOR Discontinuation. Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

T.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. The Fund has determined that there were no subsequent events that would be required to be disclosed in the Fund’s financial statements.

NOTE 3 – INVESTMENT ADVISORY FEES, SERVICING FEES, AND OTHER FEES AND EXPENSES

The Adviser provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Adviser furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.99% based upon the average daily net assets of the Fund.  As compensation for its services, for the year ended December 31, 2020, the Fund incurred $3,325,160 in advisory fees, of which $238,963 was payable to the Adviser at December 31, 2020.

Pursuant to the Expense Limitation Agreement (the “Waiver Agreement”), effective October 28, 2020, the Adviser has agreed, until April 30, 2022, to waive a portion of the Fund’s advisory fee and has agreed to reimburse the Fund for other expenses to the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding taxes, interest on borrowings, acquired fund fees and expenses, dividends on securities sold short, brokerage commissions, and other expenditures, which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) incurred by a class of shares of the Fund in any fiscal year do not exceed the percentage of average daily net assets of 1.60% for the Fund’s Investor Class shares and 1.35% for the Fund’s Institutional Class shares. There were no waivers or reimbursements in either class during the year ended December 31, 2020.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bank N.A., serves as the Fund’s administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.

Compass Distributors, LLC (the “Distributor”) is the Fund’s distributor. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.

At a meeting held on August 22, 2018, the Board approved a line of credit (“LoC”) with U.S. Bank N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund portfolio as collateral. At a meeting held on October 28, 2020, the Board approved the amended LOC. Borrowing under the LoC is limited to the lesser of 15% of the total market value of the Fund, 33.33% of the Fund’s unencumbered assets, or $20,000,000 for the Fund. The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate which was 3.25% at December 31, 2020. Interest expense incurred for the Fund, if any, is disclosed on the Statement of Operations. For the year ended December 31, 2020, the Fund had average borrowings of $54,885 and the weighted average interest rate on the LoC borrowings was 3.25%. The Fund had maximum borrowings of $6,620,000 during the year.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Investor Class shares. The Plan provides that the Fund may pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of Investor Class shares.  No distribution or shareholder servicing fees are paid by Institutional Class shares.  These fees may be used by the Distributor to provide compensation for sales support distribution activities, or shareholder servicing activities.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2020, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $68,257,290 and $292,272,797, respectively.

There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2020.

Evermore Global Value Fund

NOTES TO FINANCIAL STATEMENTS December 31, 2020, Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2020 and for the year ended December 31, 2019 for the Fund were as follows:

	December 31, 2020	December 31, 2019
Distributions paid from:
Ordinary income*	$542,996	$13,310,223
Long-term capital gains**	—	2,802,918
Total distributions	$542,996	$16,113,141

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Fund designates this distribution as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3)(C).

As of December 31, 2020, the components of accumulated losses on a tax basis were as follows:

Total Portfolio
Cost of investments	$219,888,644
Gross tax unrealized appreciation	105,818,093
Gross tax unrealized depreciation	(36,152,816)
Net tax unrealized appreciation	69,665,277
Undistributed ordinary income	2,993,042
Undistributed long-term capital gain	—
Total distributable earnings	2,993,042
Other accumulated losses	(81,745,199)
Total accumulated losses	$(9,086,880)

The difference between cost of investments for financial reporting and cost of investments for Federal income tax purposes was due primarily to timing differences in recognizing certain gains and losses on security transactions (e.g., wash sale loss deferrals, passive foreign investment company transactions, and publicly traded partnership transactions).

NOTE 6 – INVESTMENTS IN AFFILIATES

The Fund owned 5% or more of the voting securities of the following companies during the year ended December 31, 2020. As a result, these companies are deemed to be affiliated companies. The below table represents market value:

	Value
	January 1,			Realized
Issuer	2020	Purchases	Sales	Gain (Loss)
Emergent Capital, Inc. (United States)	$3,325,791	$—	$—	$—
Enzo Biochem, Inc. (United States)	8,324,279	—	1,345,482	(762,842)
MagnaChip Semiconductor Corp. (South Korea)[1]	24,468,527	495,573	16,071,092	4,317,578
Navios Maritime Containers LP (Greece)[1]	7,804,979	—	2,929,733	(16,128,955)
	$43,923,576	$495,573	$20,346,307	$(12,574,219)

	Change in			Share
	Unrealized		Value	Balance
	Appreciation	Dividend	December 31,	December 31,
Issuer	(Depreciation)	Income	2020	2020
Emergent Capital, Inc. (United States)	$1,018,809	$—	$4,344,600	16,710,000
Enzo Biochem, Inc. (United States)	350,175	—	6,566,130	2,605,607
MagnaChip Semiconductor Corp. (South Korea)[1]	(1,957,471)	—	11,253,115	832,331
Navios Maritime Containers LP (Greece)[1]	11,253,709	—	—	—
	$10,665,222	$—	$22,163,845	20,147,938

[1]	Issuer was no longer an affiliate as of December 31, 2020.

Evermore Global Value Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Evermore Global Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Evermore Global Value Fund (the “Fund”) (the sole portfolio constituting Evermore Funds Trust (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole portfolio constituting the Trust) at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2009.

New York, New York
February 26, 2021

Evermore Global Value Fund

ANNUAL REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Trust has adopted and implemented a written Liquidity Risk Management Program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended, on behalf of the Fund.  The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interest in the Fund.

The Board has appointed a group of individuals associated with the Trust and the Adviser to serve as the program administrator for the Program (the “Program Administrator”).  The Program Administrator is responsible for the administration and oversight of the Program and for reporting to the Board on at least an annual basis regarding, among other things, the Program’s operation, adequacy, and effectiveness.

At a meeting held on October 28, 2020, the Board received and reviewed a written report (the “Report”) of the Program Administrator concerning the operation of the Program for the period from June 1, 2019 through October 24, 2020 (the “Period”). The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in reviewing the adequacy and effectiveness of the implementation of the Program with respect to the Fund. The Report stated, among other things, that: (i) the Fund’s strategy was appropriate for an open-end fund during both normal and reasonably foreseeable stressed conditions; (ii) it continues to be appropriate to not set a “highly liquid investment minimum” for the Fund because the Fund primarily holds “highly liquid investments” (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value); (iii) the Fund had not breached the 15% maximum illiquid security threshold (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment signiﬁcantly changing the market value of the investment); (iv) the Fund has sufficient tools available to meet liquidity needs; (v) the use of the current third-party vendor continue to be appropriate; and (vi) the Program operated adequately during the Period. The Report also indicated that there were no material changes made to the Program during the Period.

Based on the review, the Report concluded that the Program was being implemented effectively and reasonably designed to assess and manage Liquidity Risk in the Fund’s portfolio.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

Evermore Global Value Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a Board meeting held on October 28, 2020, the Fund’s Board of Trustees (the “Board”), including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuance of the Investment Advisory Agreement (the “Advisory Agreement”) with Evermore Global Advisors, LLC (the “Adviser”) for an additional one-year period. The Board considered whether the Advisory Agreement would be in the best interest of the Fund and its shareholders and the overall fairness of the Advisory Agreement. Among other things, the Board reviewed information concerning: (1) the nature, extent and quality of the services provided by the Adviser (2) the Fund’s investment performance; (3) the cost of the services provided and the profits realized by the Adviser from its relationship with the Fund; (4) the extent to which economies of scale, if any, are achieved for the benefit of Fund shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Board did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors. The following summary details the materials and factors that the Board considered, and the conclusions they reached, in approving the Advisory Agreement.

The Independent Trustees reviewed and discussed the relevant material regarding the proposed renewal of the Advisory Agreement, including the material prepared by Broadridge, an independent provider of investment company data. The Independent Trustees took into account the material requested in connection with the renewal, as well as material they reviewed and considered over the course of the year and during quarterly Board and committee meetings. The Independent Trustees concluded that they had confidence in the Adviser and its personnel with respect to the operation of its business and management of the Fund, its commitment to the ongoing operation of the Fund, its financial strength and use of resources in furtherance of the management of the Fund, its capabilities in terms of managing the Fund from an operational, compliance and investment standpoint, including management of service providers. The Board also took into account the Adviser’s compliance policies and procedures and that the Adviser provided non-advisory, administrative services to the Fund under the Advisory Agreement, including among other things providing office facilities, equipment and personnel to coordinate the preparation of annual and semi-annual reports to shareholders, assisting in preparing Fund tax returns, and compliance monitoring.

The Independent Trustees considered the overall nature and quality of services provided by the Adviser to the Fund, including as evidenced by the Fund’s investment performance. The Independent Trustees concluded that the performance record over time compared to relevant benchmark indices and peer funds and was consistent with the Adviser’s consistent implementation of the stated investment mandate, including expected volatility. The Board determined that the portfolio manager and key personnel are well qualified by education, training and experience to perform the services in an efficient and professional manner.

The Independent Trustees were satisfied that the advisory fee was fair in view of the nature and quality of services provided (including the Fund’s global investment strategy and the related costs associated with implementing the same), and in relation to fees charged by peer fund advisers and that the Adviser charged to other clients for similar services. The Board noted that the Fund’s gross advisory fee and net total expense ratio was within the range of fees for funds in the peer group. The Independent Trustees appreciated the Adviser’s view that asset levels were lower than the capacity to invest client assets pursuant to the Fund’s strategy, that the firm had in previous years subsidized Fund expenses and that the appropriate time to consider whether economies of scale warranted breakpoints in the advisory fee would be when asset levels are significantly higher. However, the Independent Trustees determined that they would continue to monitor fee levels and profitability going forward, with a view toward evaluating whether economies of scale warranted breakpoints in the future. The Independent Trustees also took into account the fact that the Adviser benefits from the use of soft dollar commissions.

Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Board, including all of the Independent Trustees, concluded that it was in the best interests of the Fund to continue the Advisory Agreement with the Adviser for an additional one-year period.

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the following table.  Additional information regarding the Trustees is included in the Fund’s SAI and is available without charge, upon request, by calling 866-EVERMORE or (866) 383-7667.

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Independent Trustees of the Trust

Eugene W. Bebout III	Trustee	Indefinite	Chief Financial	1	Director and Audit Committee
(born 1959)	and	Term since	Officer and		Member, Summit Educational
89 Summit Avenue	Audit	2009	Chief Operating		Foundation (2012 – 2019);
3rd Floor	Committee		Officer, AssuredPartners		Director and Treasurer, Summit
Summit, NJ 07901	Chairman		Jamison LLC,		Lacrosse Club (2009 – 2015);
			an Insurance Agent		Audit Committee Chair,
			and Broker		Summit Area YMCA
			(since 2003)		(2011 – 2015).

Nathan Gantcher	Chairman	Indefinite	Managing Member,	1	Director, Mack-Cali Realty
(born 1940)	and	Term since	EXOP Capital LLC,		Corporation (1999 – 2019);
89 Summit Avenue	Trustee	2011	an investment firm		Director, Albert Einstein
3rd Floor			(since 2005)		College of Medicine (since
Summit, NJ 07901					2016); Former Director,
Cambridge Capital Acquisition
Corp. (2013 – 2015); Trustee,
Montefiore Medical Center
(since 2012).

Stephen J. Balog	Trustee	Indefinite	Owner, Camrig, LLC,	1	Director of CDx Diagnostics
(born 1955)	and	Term since	Camrig, LLC, a camera		(2017 to April 2020); Partner
89 Summit Avenue	Valuation	2016	accessory company		and Director of Incubate LLC
3rd Floor	Committee		(since 2013); Owner,		(since 2019); Director of Fizzics
Summit, NJ 07901	Chairman		Rocky Mountain		Group Inc. (since 2019); The
			Western, LLC, an		Citizens Campaign (since
			online Bolo tie retailer		2005); Harding Township Civic
			(since 2011), Chief		Association (since 2008);
			Financial Officer and		St. Joseph’s High School
			Partner, Growth Partner		Foundation (since 2008);
			LLC (since 2018), a		Kemmerer Library Harding
			digital marketing agency		Township (since 2010).
holding company

Julie Keenan	Trustee	Indefinite	Managing Member,	1	KIPP Team Academy (since
(Born 1962)		Term since	EMB Enterprises,		2019); Bald Head Island
89 Summit Avenue		2016	LLC, a consulting		Conservancy (since 2019); The
3rd Floor			company (since 2006)		Summit Foundation (since
2000); Duke University, Pratt
School of Engineering Board of
Visitors (since 2015).

Evermore Global Value Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of		in Fund
	Position	Office and		Complex
	with the	Length of	Principal Occupation	Overseen
Name, Age and Address	Trust	Time Served	During Past Five Years	by Trustees	Other Directorships Held

Interested Trustee

Eric LeGoff	Chief	Indefinite	President, COO	1	Former Director, FXCM Inc.
(born 1961)	Executive	Term since	and Director,		(FX Trading Platform)
89 Summit Ave	Officer	2009	Evermore Global		(2010 – 2017); Director,
3rd Floor	and		Advisors, LLC		Summit Area Public
Summit, NJ 07901	Trustee		(since 2009)		Foundation (since 2015).

Term of
	Position	Office and
	with the	Length of
Name, Age and Address	Trust	Time Served	Principal Occupation During Past Five Years

Officers of the Trust

Eric LeGoff	Chief	Indefinite	President, COO and Director, Evermore Global Advisors, LLC
(born 1961)	Executive	Term since	(since 2009)
89 Summit Ave	Officer	2009
3rd Floor
Summit, NJ 07901

David Marcus	President	Indefinite	CEO, Portfolio Manager and Director,
(born 1965)		Term since	Evermore Global Advisors, LLC (since 2009)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Bartholomew Tesoriero	Chief	Indefinite	CFO, Evermore Global Advisors, LLC (since 2015); Chief
(born 1957)	Financial	Term since	Operating Officer of Axiom International Investors, LLC
89 Summit Ave	Officer;	2015	(2007 – 2015)
3rd Floor	Treasurer
Summit, NJ 07901

Magali Simo	Secretary	Indefinite	Vice President, Investor Services, Evermore Global Advisors, LLC
(born 1961)		Term since	(since 2010)
89 Summit Ave		2009
3rd Floor
Summit, NJ 07901

Douglas Tyre	Chief	Indefinite	Compliance Director, Cipperman Compliance Services, LLC
(born 1980)	Compliance	Term since	(since 2014); Chief Compliance Officer, Evermore Global Advisors,
89 Summit Ave	Officer;	2017	LLC (since 2017)
3rd Floor	Anti-Money
Summit, NJ 07901	Laundering
Officer

Evermore Global Value Fund

ADDITIONAL INFORMATION (Unaudited)

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended December 31, 2020, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 89.56%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was 16.21%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal year ended December 31, 2020 was 0.00%.

Pursuant to Section 853 of the Internal Revenue Code the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Foreign Dividend Income	$3,669,887
Foreign Taxes Paid	483,502
Foreign Taxes Paid per share	0.022530

Foreign Tax Credit/Deduction	483,502
Foreign Tax Credit/Deduction per share	0.02253010

Fund shares Outstanding as of December 31, 2020	21,460,255

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ending June 30 is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667. Furthermore, you can obtain the Form N-PX on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling 866-EVERMORE (866) 383-7667.  Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 866-EVERMORE (866) 383-7667 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES EVERMORE FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Evermore Funds Trust chooses to share; and whether you can limit this sharing.

	Does Evermore	Can you limit
Reasons we can share your personal information.	Funds Trust share?	this sharing?
For our everyday business purposes—	Yes	No
Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus
For our marketing purposes—	No	We don’t share
to offer our products and services to you
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes—	No	We don’t share
information about your creditworthiness
For affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 866-EVERMORE (866-383-7667) or go to www.evermoreglobal.com

Evermore Global Value Fund

PRIVACY NOTICE (Unaudited), Continued

What we do
How does Evermore Funds Trust	To protect your personal information from unauthorized access and use, we use security
protect my personal information?	measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Evermore Funds Trust	We collect your personal information, for example, when you
collect my personal information?	• open an account
• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We also collect your information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include companies such as Evermore Global Advisors, LLC.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Evermore Funds Trust doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Evermore Funds Trust doesn’t jointly market.

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Investment Adviser
EVERMORE GLOBAL ADVISORS, LLC
89 Summit Avenue
Summit, NJ 07901

Distributor
COMPASS DISTRIBUTORS, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. BANK N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. BANCORP FUND SERVICES, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, NY 10036

Legal Counsel
FAEGRE DRINKER BIDDLE & REATH LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

	Ticker	Cusip
Evermore Global Value Fund
Investor Class	EVGBX	300397106
Institutional Class	EVGIX	300397122

www.EvermoreGlobal.com

(b)  Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Eugene Bebout is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant, Ernst & Young LLP, to perform audit services, audit-related services and tax services during the past fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including review of the registrant’s tax returns, taxable income, excise calculations, and year to date estimates for book-to-tax differences.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees and tax fees.

	FYE 12/31/2019	FYE 12/31/2020
Audit Fees	$65,800	$53,300
Audit-Related Fees	N/A	N/A
Tax Fees	$10,600	$11,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2019	FYE 12/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2019	FYE 12/31/2020
Registrant	$10,600	$11,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Evermore Funds Trust

By (Signature and Title)*       /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    March 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Eric LeGoff
Eric LeGoff, Chief Executive Officer

Date    March 1, 2021

By (Signature and Title)*       /s/ Bart Tesoriero
Bart Tesoriero, Chief Financial Officer

Date    March 1, 2021

* Print the name and title of each signing officer under his or her signature.